UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 TO

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 24, 2015
(Date of earliest event reported)

CSAIL 2015-C3 Commercial Mortgage Trust
(Exact name of issuing entity)

Column Financial, Inc.
UBS Real Estate Securities Inc.
The Bank of New York
Benefit Street Partners CRE Finance LLC
The Bancorp Bank

(Exact name of sponsor as specified in its charter)

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-199921-03	13-3220910
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11 Madison Avenue
New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 325-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 18, 2015, Credit Suisse First Boston Mortgage Securities Corp. caused the issuance of the CSAIL 2015-C3 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C3 (the “Certificates”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2015 (the “Pooling and Servicing Agreement”), among Credit Suisse First Boston Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.

The Certificates represent, in the aggregate, the entire beneficial ownership in CSAIL 2015-C3 Commercial Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 89 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 168 commercial, multifamily and manufactured housing properties.

The Mortgage Loan identified as “WPC Department Store Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “WPC Department Store Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “WPC Department Store Portfolio Loan Combination”) that includes the WPC Department Store Portfolio Mortgage Loan and two (2) other pari passu promissory notes that are not assets of the Issuing Entity (each, a “WPC Department Store Portfolio Companion Loan”). The WPC Department Store Portfolio Loan Combination, including the WPC Department Store Portfolio Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of September 1, 2015 (the “UBS7 Pooling and Servicing Agreement”), among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian, relating to the Bank of America Merrill Lynch Commercial Mortgage Trust 2015-UBS7 securitization transaction into which one of the WPC Department Store Portfolio Companion Loans was deposited. The UBS7 Pooling and Servicing Agreement is attached hereto as Exhibit 4.2.

The terms and conditions of the UBS7 Pooling and Servicing Agreement applicable to the servicing of the WPC Department Store Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Servicing of the Mortgage Loans” in the Prospectus Supplement filed by Banc of America Merrill Lynch Commercial Mortgage Inc. pursuant to Rule 424(b)(5) with respect to the Certificates on September 24, 2015.

Item 8.01. Other Events

Exhibit 4.1 of the Registrant’s Form 8-K filed on August 18, 2015, attaching, among other things, the Pooling and Servicing Agreement (as defined below), is hereby restated in its entirety by the final correct version the Pooling and Servicing Agreement (as defined below) attached hereto as Exhibit 4.1.

The Mortgage Loan identified as “Charles River Plaza North” on Exhibit B to the Pooling and Servicing Agreement (the “Charles River Plaza North Mortgage Loan”), which is an asset of the Issuing Entity, is part of a serviced loan combination (the “Charles River Plaza North Loan Combination”) that also includes two (2) other pari passu promissory notes and a subordinate B note, which are not assets of the Issuing Entity. The Charles River Plaza North Loan Combination is being serviced and administered in accordance with the Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1, and the Charles River Plaza North Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.3.

The Mortgage Loan identified as “Starwood Extended Stay Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Starwood Extended Stay Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a serviced loan combination (the “Starwood Extended Stay Portfolio Loan Combination”) that also includes three (3) other pari passu promissory notes, which are not assets of the Issuing Entity. The Starwood Extended Stay Portfolio Loan Combination is being serviced and administered in accordance with the Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1, and the Starwood Extended Stay Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.4.

The Mortgage Loan identified as “The Mall of New Hampshire” on Exhibit B to the Pooling and Servicing Agreement (the “Mall of New Hampshire Mortgage Loan”), which is an asset of the Issuing Entity, is part of a serviced loan combination (the “Mall of New Hampshire Loan Combination”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Mall of New Hampshire Loan Combination is being serviced and administered in accordance with the Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1, and the Mall of New Hampshire Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.5.

The Mortgage Loan identified as “Westfield Wheaton” on Exhibit B to the Pooling and Servicing Agreement (the “Westfield Wheaton Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Westfield Wheaton Loan Combination”) that also includes two (2) other pari passu note groups, which are not assets of the Issuing Entity. The Westfield Wheaton Loan Combination is being serviced and administered in accordance with the CSAIL 2015-C2 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which was attached to the Registrant’s Form 8-K filed on August 18, 2015 as Exhibit 4.3, and the Westfield Wheaton Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.6.

The Mortgage Loan identified as “Arizona Grand Resort & Spa” on Exhibit B to the Pooling and Servicing Agreement (the “Arizona Grand Resort & Spa Mortgage Loan”), which is an asset of the Issuing Entity, is part of a serviced loan combination (the “Arizona Grand Resort & Spa Loan Combination”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Arizona Grand Resort & Spa Loan Combination is being serviced and administered in accordance with the Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1, and the Arizona Grand Resort & Spa Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan identified as “Soho-Tribeca Grand Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Soho-Tribeca Grand Hotel Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Soho-Tribeca Grand Hotel Portfolio Loan Combination”) that also includes two (2) other pari passu promissory notes and a subordinate B note, which are not assets of the Issuing Entity. The Soho-Tribeca Grand Hotel Portfolio Loan Combination is being serviced and administered in accordance with the CSAIL 2015-C1 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which was attached to the Registrant’s Form 8-K filed on August 18, 2015 as Exhibit 4.2, and the Soho-Tribeca Grand Hotel Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The Mortgage Loan identified as “Westfield Trumbull” on Exhibit B to the Pooling and Servicing Agreement (the “Westfield Trumbull Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Westfield Trumbull Loan Combination”) that also includes two (2) other pari passu note groups, which are not assets of the Issuing Entity. The Westfield Trumbull Loan Combination is being serviced and administered in accordance with the CSAIL 2015-C1 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which was attached to the Registrant’s Form 8-K filed on August 18, 2015 as Exhibit 4.2, and the Westfield Trumbull Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The WPC Department Store Portfolio Mortgage Loan, which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “WPC Department Store Portfolio Loan Combination”) that also includes two (2) other pari passu promissory notes, which are not assets of the Issuing Entity. The WPC Department Store Portfolio Loan Combination is being serviced and administered in accordance with the UBS7 Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.2, and the WPC Department Store Portfolio Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The Mortgage Loan identified as “Sterling & Milagro Apartments” on Exhibit B to the Pooling and Servicing Agreement (the “Sterling & Milagro Apartments Mortgage Loan”), which is an asset of the Issuing Entity, is part of a non-serviced loan combination (the “Sterling & Milagro Apartments Loan Combination”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Sterling & Milagro Apartments Loan Combination is being serviced and administered in accordance with the CSAIL 2015-C2 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which was attached to the Registrant’s Form 8-K filed on August 18, 2015 as Exhibit 4.3, and the Sterling & Milagro Apartments Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The Mortgage Loan identified as “Cape May Hotels” on Exhibit B to the Pooling and Servicing Agreement (the “Cape May Hotels Mortgage Loan”), which is an asset of the Issuing Entity, is part of a serviced loan combination (the “Cape May Hotels Loan Combination”) that also includes one (1) other pari passu promissory note, which is not an asset of the Issuing Entity. The Cape May Hotels Loan Combination is being serviced and administered in accordance with the Pooling and Servicing Agreement, an executed version of which is attached hereto as Exhibit 4.1, and the Cape May Hotels Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of September 1, 2015, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.
Exhibit 4.3	Amended and Restated Agreement Between Noteholders, dated as of September 15, 2015, by and between Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee, for the benefit of the Holders of CSAIL 2015 C-3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Initial Note A-1 Holder and Initial Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3-1 Holder and Initial Note A-3-2 Holder, and Prima Mortgage Investment Trust, LLC as the Junior Noteholder.
Exhibit 4.4	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1-A Holder, Initial Note A-1-B Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.
Exhibit 4.5	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.6	Amended and Restated Co-Lender Agreement, dated as of May 20, 2015, by and among Column Financial, Inc., as Initial Note Group 1-1 Holder, Initial Note Group 1-2 Holder and Initial Note Group 2 Holder, and Wells Fargo Bank, National Association, as Trustee for the Registered Holders of CSAIL 2015-C1 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, as Note Group 3 Holder.
Exhibit 4.7	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.8	Agreement Between Noteholders, dated as of March 3, 2015, by and among Column Financial, Inc., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note B Holder.

Exhibit 4.9	Co-Lender Agreement, dated as of March 20, 2015, by and among Column Financial, Inc., as Initial Note Group 1 Holder, Initial Note Group 2 Holder and Initial Note Group 3 Holder.
Exhibit 4.10	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of May 20, 2015, by and among Column Financial, Inc., as the Initial Note A-1 Holder and Initial Note A-2 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 28, 2015	CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

	By:	/s/ Charles Y. Lee
Name: Charles Y. Lee
Title: Vice President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2015, by and among Credit Suisse First Boston Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor.	(E)
4.2	Pooling and Servicing Agreement, dated as of September 1, 2015, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Pentalpha Surveillance LLC, as trust advisor, and U.S. Bank National Association, as trustee, certificate administrator, paying agent and custodian.	(E)
4.3	Amended and Restated Agreement Between Noteholders, dated as of September 15, 2015, by and between Wells Fargo Bank, National Association, not in its individual capacity but solely as Trustee, for the benefit of the Holders of CSAIL 2015 C-3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, as the Initial Note A-1 Holder and Initial Note A-2 Holder, UBS Real Estate Securities Inc., as the Initial Note A-3-1 Holder and Initial Note A-3-2 Holder, and Prima Mortgage Investment Trust, LLC as the Junior Noteholder.	(E)
4.4	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1-A Holder, Initial Note A-1-B Holder, Initial Note A-2 Holder and Initial Note A-3 Holder.	(E)
4.5	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder and Initial Note A-2 Holder.	(E)
4.6	Amended and Restated Co-Lender Agreement, dated as of May 20, 2015, by and among Column Financial, Inc., as Initial Note Group 1-1 Holder, Initial Note Group 1-2 Holder and Initial Note Group 2 Holder, and Wells Fargo Bank, National Association, as Trustee for the Registered Holders of	(E)

CSAIL 2015-C1 Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2015-C1, as Note Group 3 Holder.
4.7	Co-Lender Agreement, dated as of August 18, 2015, by and among Column Financial, Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.	(E)
4.8	Agreement Between Noteholders, dated as of March 3, 2015, by and among Column Financial, Inc., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note B Holder.	(E)
4.9	Co-Lender Agreement, dated as of March 20, 2015, by and among Column Financial, Inc., as Initial Note Group 1 Holder, Initial Note Group 2 Holder and Initial Note Group 3 Holder.	(E)
4.10	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as the Initial Note A-1 Holder, UBS Real Estate Securities Inc., as the Initial Note A-2 Holder, and UBS Real Estate Securities Inc., as the Initial Note A-3 Holder.	(E)
4.11	Co-Lender Agreement, dated as of May 20, 2015, by and among Column Financial, Inc., as the Initial Note A-1 Holder and Initial Note A-2 Holder.	(E)
4.12	Co-Lender Agreement, dated as of August 18, 2015, by and between UBS Real Estate Securities Inc., as Initial Note A-1 Holder and Initial Note A-2 Holder.	(E)